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CARTESIAN APPOINTS DAVID MAHONEY TO BOARD OF DIRECTORS

Overland Park, KS – September 18, 2014 – Cartesian, Inc. (NASDAQ: CRTN), a specialist provider of consulting services and managed solutions to the global communications, technology and digital media industries, today announced the appointment of David Mahoney as an independent director to serve on the Company’s Board of Directors. Mr. Mahoney was the co-founder of Banyan Systems and was most recently CEO of Applix, Inc.

“As we expand our technical solutioning offerings at Cartesian, David’s expertise and successes in building technology businesses will bring significant insights into key areas for the Company, such as Big Data,” stated Peter H. Woodward, Cartesian’s Chairman of the Board.

 Mr. Mahoney has over 30 years’ experience in the software industry, and has worked with management teams to develop and execute growth strategies, acquire funding and build strategic relationships.  In addition to founding Banyan Systems, he has invested in and served on the executive management teams and Boards of Directors of several public and private companies, including Datawatch Corporation, Vaultus, Inc., Zeemote, Inc., and Applix, Inc.

Mr. Mahoney was appointed by the Board of Directors to fill a newly created director position for a term expiring at the Company’s 2015 annual meeting of stockholders.

“David’s experiences as a founder, senior executive, and public company director and investor will be invaluable as the Company executes on its strategic initiatives and transformation plan,” said Woodward. “On behalf of Cartesian, I am pleased to welcome David to the Board of Directors and look forward to what we can achieve with his added perspectives and guidance.”

About Cartesian
Cartesian, Inc. (NASDAQ: CRTN) is a specialist provider of consulting services and managed solutions to leaders in the global communications, technology and digital media industries. Cartesian provides consulting in strategy, execution and managed solutions to clients worldwide. The company has offices in Boston, Kansas City, London, New York and Washington. For more information about the company and its services, visit www.cartesian.com.

Cautionary Statement Regarding Forward Looking Information

This release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.  In particular, any statements that do not relate to historical or current facts constitute forward-looking statements, including any statements contained herein regarding expectations with respect to Cartesian’s future business, financial condition and results of operations.  Forward-looking statements are subject to known and unknown risks, uncertainties, and contingencies, many of which are beyond the Company’s control, which may cause actual results, performance, or achievements to differ materially from those projected or implied in such forward-looking statements.  Factors that might affect actual results, performance, or achievements include, among other things, the Company's ability to successfully implement its strategic relationships, conditions in the telecommunications industry, overall economic and business conditions (including the current economic slowdown), the demand for the Company’s services (including the slowing of client decisions on proposals and project opportunities along with scope reduction of existing projects), the level of cash and non-cash expenditures incurred by the Company, technological advances and competitive factors in the markets in which the Company competes, and the factors described in this press release and in Cartesian’s filings with the Securities and Exchange Commission, including the risks described in its periodic reports filed with the SEC, including, but not limited to, “Cautionary Statement Regarding Forward Looking Information” under Part I of its Annual Report on Form 10-K for the fiscal year ended December 28, 2013 and subsequent periodic reports containing updated disclosures of such risks. These filings are available at the SEC’s web site at www.sec.gov. Any forward-looking statements made in this release speak only as of the date of this release. The Company does not intend to update these forward-looking statements and undertakes no duty to any person to provide any such update under any circumstances.

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